[LOGO] The Guardian(R)

The Guardian Insurance &
Annuity Company, Inc.

A wholly owned subsidiary of The Guardian Life
Insurance Company of America



Annual Report to
Contractowners





THE
GUARDIAN
REAL ESTATE
ACCOUNT





Executive Offices
201 Park Avenue South
New York, New York 10003


Customer Service Office
P.O. Box 26100
Lehigh Valley, Pennsylvania 18002-6100
1-800-221-3253





DECEMBER 31, 1996

Dear Accountowner:

[PHOTO]
Joseph D. Sargent, CLU
President & CEO

     As President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc. (GIAC) and its parent, The Guardian Life Insurance Company of America, I am pleased to introduce the 1996 annual report on the performance results for the Guardian Real Estate Account.

     I invite you to read an interview with The O'Connor Realty Advisors, the Account's investment adviser for the real estate-related assets. They discuss the Account's performance and the investment strategy during 1996.

     Thank you for continuing to invest for your future through GIAC.

Regards,

/s/Joseph D. Sargent
Joseph D. Sargent, CLU
President and Chief Executive Officer
The Guardian Insurance & Annuity Company, Inc.

Q. How did the Account perform in 1996?

A. The Guardian Real Estate Account had a positive 9.12% total return (consisting of 98.3% income and 1.7% appreciation) for the year ended December 31, 1996.1

Q. How has the Account changed this year?

A. Since January 1, 1996 the Somerset Square properties have been managed by Farley-Whittier Partners, a Hartford-based full service real estate firm. The change in managers was made to improve tenant relations, operating performance and reporting. The transition has had a positive financial impact on the property. The buildings remain fully leased, except for the 3,124 square foot space vacated by the previous manager in one of the buildings. Several prospects for this unleased space are currently being explored.

     Also, during 1996, Fisher Scientific/Curtin Matheson Scientific, the tenant which leases 100% of the Account's building in the Atlanta area, has solicited brokers to sublet their space for the remaining four year and nine-month lease term. Under the terms of the lease, Fisher Scientific will remain liable for the remaining lease obligations even if the space is sublet.

Q. What factors affected performance this year?

A. Generally, 1996 will be viewed as a turnaround year for the value of office and industrial real estate in the U.S., with capitalization rates falling by approximately 100 basis points. Unfortunately, while the economic environment was improving elsewhere, Hartford's economy remained in a stall. The decline in the economy offset the favorable pricing fundamentals leaving the value of the properties unchanged.

Q. What are your expectations for the coming year?

A. Somerset Square Properties--The Greater Hartford area has bottomed out with respect to declining real estate values. This project should have stable income for the year with some potential for an increase in cash flow attributable to the re-leasing of the space vacated by the previous manager.

Curtin Matheson Scientific--The property's cash flow is anticipated to remain stable through the tenant's lease expiration in September, 2001.



1 Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Real Estate Account expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                                                                 December 31,
                                                                            1996              1995
                                                                        ------------      ------------
ASSETS:
  Investment properties at fair value (Cost basis: $22,240,600 and
    $22,262,034, respectively) ...................................      $ 10,950,000      $ 10,950,000
  Long-term investments at fair value (Cost basis: $2,462,080 and
    $2,467,984, respectively) ....................................         2,401,432         2,527,808
  Cash ...........................................................             4,511             1,139
  Short-term investments .........................................         1,433,000         1,119,000
  Receivables ....................................................            79,121            98,179
                                                                        ------------      ------------
    TOTAL ASSETS .................................................        14,868,064        14,696,126
                                                                        ============      ============
LIABILITIES:
  Accrued management advisory fees ...............................            39,925            45,769
  Accrued expenses ...............................................            65,812           115,205
  Unearned rent ..................................................              --                --
  Annuitant mortality fluctuation fund ...........................            89,826            81,727
  Other liabilities ..............................................            92,678            41,988
                                                                        ------------      ------------
    TOTAL LIABILITIES ............................................           288,241           284,689
                                                                        ------------      ------------

NET ASSETS REPRESENTING
  CONTRACTOWNERS' EQUITY:
  Value Guard II .................................................         3,631,542         4,021,471
  Guardian Investor ..............................................         4,621,039         4,606,301
  ValuePlus ......................................................           523,903           465,212
  The Guardian Insurance & Annuity Co., Inc. .....................         5,803,339         5,318,453
                                                                        ------------      ------------
    TOTAL NET ASSETS .............................................        14,579,823        14,411,437
                                                                        ------------      ------------

    TOTAL LIABILITIES AND NET ASSETS .............................      $ 14,868,064      $ 14,696,126
                                                                        ============      ============
Number of Units Outstanding:
Variable Annuity Contractowners
  Value Guard II .................................................           387,874           464,336
  Guardian Investor ..............................................           546,896           588,474
ValuePlus Contractowners .........................................            54,070            52,127
The Guardian Insurance & Annuity Co., Inc. .......................           568,614           568,614

Unit Value:
Variable Annuity Contractowners
  Value Guard II .................................................      $     9.3127      $     8.6194
  Guardian Investor ..............................................      $     8.3904      $     7.7791
ValuePlus Contractowners .........................................      $     9.6894      $     8.9246
The Guardian Insurance & Annuity Company, Inc. ...................      $    10.2062      $     9.3534

                      See Notes to the financial statements

                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                            STATEMENTS OF OPERATIONS
              For the Years Ended December 31, 1996, 1995 and 1994

                                                              1996               1995               1994
                                                          ------------       ------------       ------------
INVESTMENT INCOME:
  Rental ...........................................      $  2,200,774       $  2,115,716       $  1,961,004
  Interest .........................................           217,711            215,641            200,592
                                                          ------------       ------------       ------------
      Total Income .................................         2,418,485          2,331,357          2,161,596
                                                          ------------       ------------       ------------

EXPENSES:
  Real estate operating expenses ...................           451,808            462,811            401,239
  Real estate taxes ................................           239,353            266,119            265,622
  Management advisory fees .........................           127,332            140,196            139,344
  Repairs and maintenance ..........................           240,064            213,737            222,849
  Administrative expenses ..........................           105,899            106,212            111,070
                                                          ------------       ------------       ------------
      Total Expenses ...............................         1,164,456          1,189,075          1,140,124
                                                          ------------       ------------       ------------

Net Investment Income Before Realized Gains and Net
  Unrealized Depreciation ..........................         1,254,029          1,142,282          1,021,472
Net Unrealized Depreciation in Value of
  Investments ......................................           (99,040)          (850,911)        (1,259,381)
                                                          ------------       ------------       ------------

Net Increase/(Decrease) in Net Assets Resulting from
  Operations .......................................      $  1,154,989       $    291,371       $   (237,910)
                                                          ============       ============       ============

Net Increase/(Decrease) in Net Assets Per Unit:

  Value Guard II Contractowners ....................      $       0.69       $       0.12       $      (0.15)
                                                          ============       ============       ============
  Guardian Investor Contractowners .................      $       0.61       $       0.09       $      (0.16)
                                                          ============       ============       ============
  ValuePlus Contractowners .........................      $       0.76       $       0.16       $      (0.13)
                                                          ============       ============       ============
  The Guardian Insurance & Annuity Co., Inc. .......      $       0.85       $       0.22       $      (0.08)
                                                          ============       ============       ============
Weighted Average Number of Units Outstanding:
  Value Guard II Contractowners ....................           410,668            503,389            608,410
                                                          ============       ============       ============
  Guardian Investor Contractowners .................           566,616            604,926            627,737
                                                          ============       ============       ============
  ValuePlus Contractowners .........................            51,939             50,606             68,922
                                                          ============       ============       ============
  The Guardian Insurance & Annuity Co., Inc. .......           568,614            568,614            498,989
                                                          ============       ============       ============

                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

              For the Years Ended December 31, 1996, 1995 and 1994


                                                                                Contractowners
                                              --------------------------------------------------------------------------------------
                                                  Value Guard II               Guardian Investor                 ValuePlus
                                              --------------------------------------------------------------------------------------
                                               Units          Amount         Units          Amount         Units          Amount
                                              --------     ------------     --------     ------------     --------     ------------
Balance -- January 1, 1994 ...............     672,070     $  5,821,550      600,918     $  4,713,854       83,145     $    738,520

Equity contributed/(withdrawn) during 1994    (129,774)      (1,108,091)      23,697          198,176      (33,627)        (295,377)
Net (Decrease)/Increase in Net Assets ....        --            (90,005)        --            (99,286)        --             (9,244)
                                              --------     ------------     --------     ------------     --------     ------------

Balance-- December 31, 1994 ..............     542,296        4,623,454      624,615        4,812,744       49,518          433,899

Equity contributed/(withdrawn) during 1995     (77,960)        (695,241)     (36,141)        (275,581)       2,609           24,940
Net (Decrease)/Increase in Net Assets ....        --             93,258         --             69,138         --              6,373
                                              --------     ------------     --------     ------------     --------     ------------

Balance-- December 31, 1995 ..............     464,336        4,021,471      588,474        4,606,301       52,127          465,212
                                              --------     ------------     --------     ------------     --------     ------------

Equity contributed/(withdrawn) during 1996     (76,462)        (673,906)     (41,578)        (331,674)       1,943           18,977
Net (Decrease)/Increase in Net Assets ....        --            283,977         --            346,412         --             39,714
                                              --------     ------------     --------     ------------     --------     ------------

Balance-- December 31, 1996 ..............     387,874     $  3,631,542      546,896     $  4,621,039       54,070     $    523,903
                                              ========     ============     ========     ============     ========     ============

                                               The Guardian Insurance
                                                        &
                                                Annuity Company, Inc.
                                                ---------------------
                                               Units         Amount           Total
                                              --------    ------------     ------------
Balance -- January 1, 1994 ...............     464,959    $  4,285,226     $ 15,559,150

Equity contributed/(withdrawn) during 1994     103,655         950,000         (255,292)
Net (Decrease)/Increase in Net Assets ....        --           (39,375)        (237,910)
                                              --------    ------------     ------------

Balance-- December 31, 1994 ..............     568,614       5,195,851       15,065,948

Equity contributed/(withdrawn) during 1995        --              --           (945,882)
Net (Decrease)/Increase in Net Assets ....        --           122,602          291,371
                                              --------    ------------     ------------

Balance-- December 31, 1995 ..............     568,614       5,318,453       14,411,437
                                              --------    ------------     ------------

Equity contributed/(withdrawn) during 1996        --              --           (986,603)
Net (Decrease)/Increase in Net Assets ....        --           484,886        1,154,989
                                              --------    ------------     ------------

Balance-- December 31, 1996 ..............     568,614    $  5,803,339     $ 14,579,823
                                              ========    ============     ============


                      See notes to the financial statements

                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                            STATEMENTS OF CASH FLOWS

              For the Years Ended December 31, 1996, 1995 and 1994

                                                                     1996             1995             1994
                                                                 ------------     ------------     ------------
OPERATING ACTIVITIES:
  Net Investment Income .....................................    $  1,254,029     $  1,142,282     $  1,021,472
  Adjustments to reconcile net income to net
    cash provided by operating activities:
    Change in other receivables .............................          19,058          (11,419)         (45,247)
    Change in unearned rent .................................            --           (149,457)         (89,472)
    Change in accrued management advisory fees ..............          (5,844)          10,965             (802)
    Change in accrued expenses ..............................         (49,393)           3,716           36,312
    Change in annuitant mortality fluctuation fund ..........           8,099            9,227            6,702
    Amortization of premium .................................           5,903            5,886            5,887
    Change in other liabilities .............................          50,690            4,620           (9,139)
                                                                 ------------     ------------     ------------

  NET CASH PROVIDED BY OPERATING ACTIVITIES .................       1,282,542        1,015,820          925,713
                                                                 ------------     ------------     ------------

INVESTING ACTIVITIES:
  (Purchase)/Sale of Long-Term Investments ..................            --               --               --
  (Purchase)/Sale of Short-Term Investments .................        (314,000)        (214,000)         295,000
  Capital Improvements, Net of Dispositions .................          21,433          143,799         (969,789)
                                                                 ------------     ------------     ------------

  NET CASH PROVIDED BY/(USED IN)
    INVESTING ACTIVITIES ....................................        (292,567)         (70,201)        (674,789)
                                                                 ------------     ------------     ------------

FINANCING ACTIVITIES:
    Contractowners' (Withdrawals)/Contributions .............        (986,603)        (945,882)      (1,205,292)
    The Guardian Insurance & Annuity Co., Inc. (Withdrawals)/
      Contributions .........................................            --               --            950,000
                                                                 ------------     ------------     ------------
  NET CASH PROVIDED BY/(USED IN)
    FINANCING ACTIVITIES ....................................        (986,603)        (945,882)        (255,292)
                                                                 ------------     ------------     ------------

        INCREASE/(DECREASE) IN CASH .........................           3,372             (263)          (4,368)

        CASH AT BEGINNING OF YEAR ...........................           1,139            1,402            5,770
                                                                 ------------     ------------     ------------

        CASH AT END OF YEAR .................................    $      4,511     $      1,139     $      1,402
                                                                 ============     ============     ============


                      See notes to the financial statements

                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1996

Note 1 - Organization

Organization

     The Guardian Real Estate Account (the "Account") of The Guardian Insurance & Annuity Company, Inc. (GIAC) was established in 1987 under Delaware Insurance Law as an insurance company separate account. Participating interests in the Account are registered under the Securities Act of 1933 and are offered by GIAC as an investment option under certain variable life insurance policies and variable deferred annuity contracts (the "Contracts"). GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("The Guardian").

     The obligations to Contractowners and beneficiaries arising under the Contracts are general corporate obligations of GIAC. GIAC is the legal owner of the assets in the Account. GIAC will at all times, however, maintain assets in the Account with a total market value at least equal to the amounts credited under each Contract which participates in the Account. These assets may not be charged with liabilities which arise from any other business conducted by GIAC.

     The Board of Directors of GIAC has authorized a total investment of up to $25 million to enable the Account to acquire a portfolio of real estate-related investments to meet its investment objectives and policies. Pursuant to this authority, GIAC has contributed capital to the Account from time to time since its inception to provide funds for acquisitions and to preserve liquidity. GIAC has also withdrawn contributed funds when it has appeared that such withdrawals would not adversely affect the interests of Contractowners and all legal requirements have been met. GIAC's most recent contributions to the Account were made on July 27, 1994 and October 28, 1994, when $400,000 and $550,000 respectively were invested. At December 31, 1996, GIAC maintained 40% ownership of the Account.

     The Account is authorized to invest in income-producing real property, participating mortgage loans, conventional mortgage loans, real property purchase-leaseback transactions and in short-term or intermediate-term debt instruments for liquidity purposes.

     The Account has three properties. Two of the three properties are office buildings located in Glastonbury, Connecticut which were acquired for $7,921,854 and $7,644,386, respectively. The third property is an office distribution facility located in Kennesaw, Georgia which was acquired on October 1, 1991 for $5,134,068, including acquisition fees.

Note 2 - Summary of Significant Accounting Policies

Real Estate Investment Properties

     Investments in real estate are stated at estimated fair value; accordingly, the Account does not record depreciation. Real estate assets owned by the Account are initially valued at their respective purchase prices. Thereafter, the values will ordinarily be based upon appraisal reports on the real estate-related assets prepared by independent real estate appraisers. Independent appraisals are typically performed on at least an annual basis. The Account reserves the right, however, to prepare the annual appraisals internally. The property valuations are also reviewed internally at least every three months and adjusted if it is determined that there has been a change in the value of one or more of the properties since the last valuation.

     The purpose of an appraisal is to estimate the fair value of a property as of a specific date. Fair value is defined as the most probable price for which the appraised property will sell in a competitive market under all conditions requisite to fair sale, with the buyer and seller each acting prudently, knowledgeably, and for self interest, and assuming that neither is under undue duress. This estimation of fair value through the appraisal process inherently requires the exercise of subjective judgements. Capital improvements are recognized only to the extent that the valuation process acknowledges a corresponding increase in fair value. The value of the Account's real estate holdings was negatively affected by a write-down of $1.5 million in the value of Somerset Square properties at the end of 1995.

Short-term Investments

     The short-term investments held by the Account will consist of the types and quality of investments authorized for purchase by the Account. These instruments include: U.S. Government securities; securities issued or fully guaranteed by U.S. Government agencies; repurchase agreements; certificates of deposit; banker's acceptances; and commercial paper. Short-term investments are valued at amortized cost which approximates market.

     At December 31, 1996, the Account's short-term investments consisted of a repurchase agreement with State Street Bank and Trust Co. which matures on January 2, 1997. The collateral under the repurchase agreement consists of a U.S. Treasury Note, held in safekeeping in the name of the Account at State Street Bank and Trust Co., the Account's custodian (Note 9). Repurchase agreements held by the Account are fully collateralized (including the interest earned thereon) and marked to market daily during the entire term of such agreements. If the value of the underlying collateral falls below the value of the repurchase price plus accrued interest, the Account will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Account maintains the right to sell the collateral and may claim any resulting loss against the seller.

Long-term Investments

     Long-term investments are carried at market value. Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

     Net realized gain or loss on sales of investments is determined on the basis of identified cost. Interest income, including amortization of premium and discount, is recorded when earned.

Revenue Recognition

     Income from properties and other investments, as well as expenses, are recorded on the accrual basis.

Federal Income Taxes

     The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

     Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Note 3 - Investment Advisory Agreements And Related Parties Transactions

     The investment managers of the Account are O'Connor Realty Advisors Incorporated ("O'Connor Realty") and Guardian Investor Services Corporation ("GISC"). O'Connor Realty, a wholly owned subsidiary of The O'Connor Group, provides various management services with respect to the real estate-related investments of the Account. GISC, a wholly owned subsidiary of GIAC, provides services with respect to the assets maintained in cash and short-term and intermediate-term marketable debt instruments.

     The Account is charged a daily fee to compensate O'Connor Realty for its investment management services. This fee amounts to 1.0% per year of the average daily assets of the Account managed by O'Connor Realty. The Account is also charged a daily fee to compensate GISC for its investment management services. This fee amounts to 0.50% per year of the average daily net assets of the Account managed by GISC.

     GIAC has been assuming certain operating expenses of the Account since the Account's inception. The amount of this subsidy declined from 100% of such expenses to 0%. For the year ended December 31, 1996, GIAC assumed no expenses related to the Account. Total expenses assumed by GIAC were $25,573 for the year ended December 31, 1995.

     For the year ended December 31, 1996, investment management fees earned by GISC totalled $17,532 and investment management fees earned by O'Connor Realty totalled $109,800. For the year ended December 31, 1995, investment management fees earned by GISC totalled $16,702 and investment management fees earned by O'Connor Realty totalled $123,495. For the year ended December 31, 1994, investment management fees earned by GISC totalled $16,446 and investment management fees earned by O'Connor Realty totalled $122,898. No portion of the expenses directly related to the operations of the real estate-related investments or O'Connor Realty's investment management fee are subsidized.

Note 4 - Real Estate-Related Expenses

     In addition to investment management fees and expenses, certain other expenses and charges attributable to the real estate-related operations of the Account are also charged against the Account. All costs of acquisition, administration and disposition of the real estate-related investments are charged to the Account. These costs include brokerage fees, appraisal fees, attorneys' fees, architects' fees, engineers' fees and accountants' fees incurred in connection with the investment process. In addition, the Account will incur recurring costs such as mortgage servicing fees, annual audit charges, appraisal fees, accounting and legal fees and various administrative expenses. Other expenses, such as insurance costs, taxes and property management fees, will ordinarily be deducted from rental income, thereby reducing the gross income of the Account.

Note 5 - Leases

     The buildings in the Account are leased to corporate tenants under various lease arrangements. The leases expire at various times through 2000 in the Glastonbury, Connecticut buildings. Leases renewed during 1994 and 1995 provide for rental payments which are generally lower than previous rental rates, reflecting market declines. The lease for the Kennesaw, Georgia facility expires in the third quarter of 2001. Aggregate minimum rentals for the three buildings are as follows:

               Fiscal Year Ending
                  December 31,
                  ------------
                     1997                         $2,132,086
                     1998                          1,760,050
                     1999                          1,357,896
                     2000                            699,897
                     2001                            470,250
                                                  ----------
                     Total                        $6,420,179
                                                  ==========

     Certain leases provide for additional rents based upon operating costs in excess of given base amounts. For the year ended December 31, 1996, rental income included approximately $106,019 of such additional rental income. For the years ended December 31, 1995 and 1994, rental income included approximately $79,089 and $86,757, respectively, of such additional rental income.

Note 6 - Annuitant Mortality Fluctuation Fund

     The Annuitant Mortality Fluctuation Fund is a special fund established in response to various regulatory requirements and provides for any possible adverse experience inherent in the transaction of annuity business.

Note 7 - Other Charges

     Included in the Account's total expenses are mortality and expense risk charges which are calculated on a daily basis and applied to the Contracts and thus to each Contractowner's interest by GIAC.

NOTE 8

                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                                   REAL ESTATE

                                December 31, 1996

                                                                              Costs
                                                                           capitalized
                                                                           subsequent
                                                                                to              Gross cost
                           Initial cost to Account                         acquisitions     at close of period
                           -----------------------                         ------------     ------------------
                                                        Buildings          Improvements         Buildings
                                                           and             and Carrying            and
Description                Encumbrances     Land       Improvements           Costs            Improvements          Total
------------------------------------------------------------------------------------------------------------------------------
45 Somerset Square
  Office Building--
  Glastonbury, CT.......    $    0      $  871,668     $ 7,050,186         $  959,263          $ 8,009,449         $ 8,881,117
115 Somerset Square
  Office Building--
  Glastonbury, CT.......         0         843,441       6,800,945            551,485            7,352,430           8,195,871
955 Cobb Place Blvd.
  Office Building
  Warehouse Facility --
  Kennesaw, GA..........         0         751,187       4,382,881             29,544            4,412,425           5,163,612
------------------------------------------------------------------------------------------------------------------------------
    Total ..............    $    0      $2,466,296     $18,234,012         $1,540,292          $19,774,304         $22,240,600
==============================================================================================================================


                              Date of                      Date                 Fair
Description                Construction                  Acquired               Value
-------------------------------------------------------------------------------------------
45 Somerset Square         Construction completed
  Office Building--        in late 1988 and early
  Glastonbury, CT.......           1989                   6/12/89             $ 2,900,000
115 Somerset Square        Construction completed
  Office Building--        in late 1988 and early
  Glastonbury, CT.......           1989                   6/12/89               2,850,000
955 Cobb Place Blvd.
  Office Building
  Warehouse Facility --    Construction completed
  Kennesaw, GA..........        in late 1991             10/01/91               5,200,000
-------------------------------------------------------------------------------------------
    Total ..............                                                      $10,950,000
===========================================================================================


                                                        December 31,    December 31,     December 31,
A)  Reconciliation of investment property owned:           1996            1995             1994
                                                       ----------------------------------------------
Real Estate at beginning of year ............          $ 22,262,034     $ 22,405,832     $ 21,436,043
Net Acquisitions (dispositions) .............                  --               --
Capital Improvements and Carrying Costs .....               (21,434)        (143,798)         969,789
                                                       ----------------------------------------------
Balance at the end of the year ..............          $ 22,240,600     $ 22,262,034     $ 22,405,832
                                                       ==============================================

B)  Total tax basis for properties based on historical
      cost:
    45 Somerset Square Office Building --
      Glastonbury, CT .........................................       $7,199,754
    115 Somerset Square Office Building--
      Glastonbury, CT .........................................       $6,620,653
    955 Cobb Place Blvd. Office Building
      Warehouse Facility --
      Kennesaw, GA ............................................       $4,593,292

NOTE 9

                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                              MARKETABLE SECURITIES
                      For the Year Ended December 31, 1996

                                                                                 Market Value     Amount Carried
     Description                              Par Value            Cost            12/31/96      on Balance Sheet
     -----------                              ---------            ----            --------      ----------------
Marketable Securities:
  Repurchase Agreement
  State Street Bank and Trust Company
  repurchase agreement at 5.75%
  due 1/2/97, maturity value $1,433,458
(collateralized by $1,450,000 U.S.
Treasury Notes plus accrued interest,
6.000% due 5/31/98, market value at
12/31/96 was $1,462,856)                     $  1,433,000      $  1,433,000      $  1,433,000      $  1,433,000
                                             ------------      ------------      ------------      ------------

  Fixed Maturities:
  Indianapolis Power & Light Company
  7.375% due 8/1/07                             1,000,000         1,060,790         1,035,760         1,035,760
    GTE Southwest Inc.
  6.54% due 12/1/05                             1,400,000         1,401,291         1,365,672         1,365,672
                                             ------------      ------------      ------------      ------------
                                                2,400,000         2,462,081         2,401,432         2,401,432
                                             ------------      ------------      ------------      ------------
Total Marketable Securities                  $  3,833,000      $  3,895,081      $  3,834,432      $  3,834,432
                                             ============      ============      ============      ============

                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
of The Guardian Insurance & Annuity Company, Inc.

     In our opinion, the accompanying statements of assets and liabilities and the related statements of operations, of changes in net assets and of cash flows present fairly, in all material respects, the financial position of The Guardian Real Estate Account of The Guardian Insurance & Annuity Company, Inc. at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

     As explained in Note 2, the financial statements include real estate investments the values of which have been determined by The Guardian Insurance & Annuity Company, Inc. in accordance with procedures described in the Note, which included receipt of independent appraisers' reports. We have tested the procedures used by The Guardian Insurance & Annuity Company, Inc. in arriving at its determination of fair value and have tested underlying documentation. In the circumstances, we believe the procedures are reasonable and the documentation appropriate. Because of the subjectivity inherent in any determination of fair value of real estate, and because the real estate investments are held for long-term operation and appreciation and thus are not presently for sale, amounts ultimately realized from the real estate investments may vary significantly from the fair values presented.


/s/PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
New York, New York
February 11, 1997

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